UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 12, 2018

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2018, Ironwood Pharmaceuticals, Inc. (the “Company”) announced certain planned future management changes in connection with, and contingent upon successful completion of, the previously announced intent to separate its soluble guanylate cyclase (“sGC”) business from its commercial and gastrointestinal business into two independent, publicly traded companies (“R&D Co.” and “New Ironwood”).  Effective upon the separation, which is expected to be completed in the first half of 2019, Mark G. Currie, Ph.D. would become president of R&D Co. and step down from his position as senior vice president, chief scientific officer and president of research and development of the Company, and William Huyett would become chief financial officer of R&D Co. and step down from his position as chief operating officer of the Company.  Effective upon the separation, Thomas A. McCourt, age 61, would become president of New Ironwood, Gina Consylman, age 46, would continue as chief financial officer of New Ironwood, and Halley E. Gilbert would become chief administrative officer of New Ironwood. Mr. McCourt has served as the Company’s senior vice president, marketing and sales, and chief commercial officer since 2009, Ms. Consylman has served as the Company’s senior vice president, chief financial officer since 2017, and Ms. Gilbert has served as the Company’s senior vice president, chief legal officer since 2014.

The Company will file an amendment to this current report on Form 8-K to report any material plan, contract or arrangement to which Mr. McCourt is a party that is entered into in connection with his appointment as president of New Ironwood.

The Company plans to announce, at a later date, the chief executive officers and additional management team members for each of New Ironwood and R&D Co., including any role of Peter M. Hecht, Ph.D., the Company’s chief executive officer.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the planned separation, the timing of the separation, and leadership of each of R&D Co. and New Ironwood.  Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that we may not complete the separation on the terms or timeline currently contemplated if at all, achieve the expected benefits of a separation, and that a separation could harm our business, results of operations and financial condition; the risk that the transaction might not be tax-free; the risk that we may be unable to make, on a timely or cost-effective basis, the changes necessary to operate as independent companies; R&D Co.’s lack of independent operating history and the risk that its accounting and other management systems may not be prepared to meet the financial reporting and other requirements of operating as an independent public company; the risk that a separation may adversely impact our ability to attract or retain key personnel; and the risks listed under the heading “Risk Factors” and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and in Ironwood’s subsequent SEC filings. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and Ironwood undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 12, 2018	By:	/s/ Halley E. Gilbert
		Name:	Halley E. Gilbert
		Title:	Senior Vice President, Chief Legal Officer and Secretary